2015 Q2 Earnings Call July 30, 2015 8:30 AM ET Exhibit 99.2

Important Disclosure Information
This
presentation
contains
forward-looking
statements
within
the
meaning
of
the
federal
securities
laws.
Statements
related
to,
among
other
things,
future
financial
performance,
including
our
2015
outlook
and
performance
free
cash
flow,
debt
reduction
and
distribution
growth,
as
such,
may
involve
known
and
unknown
risks,
uncertainties
and
other
factors
that
may
cause
actual
results
or
performance
to
differ
from
those
projected
in
the
forward-looking
statements,
possibly
materially.
For
a
description
of
factors
that
may
cause
actual
results
or
performance
to
differ
from
any
forward-looking
statements,
please
review
the
information
under
the
headings
“Cautionary
Note
Regarding
Forward-looking
Statements”
and
“Risk
Factors”
included
in
the
combined
annual
report
on
Form
10-K
of
Extended
Stay
America,
Inc.
and
ESH
Hospitality,
Inc.
(collectively,
the
“Company”)
filed
with
the
SEC
on
February
26,
2015
and
other
documents
of
the
Company
on
file
with
or
furnished
to
the
SEC.
Any
forward-looking
statements
made
in
this
presentation
are
qualified
by
these
cautionary
statements,
and
there
can
be
no
assurance
that
the
actual
results
or
developments
anticipated
by
the
Company
will
be
realized
or,
even
if
substantially
realized,
that
they
will
have
the
expected
consequences
to,
or
effects
on,
the
Company
or
its
business
or
operations.
Except
as
required
by
law,
the
Company
undertakes
no
obligation
to
update
publicly
or
revise
any
forward-looking
statement,
whether
as
a
result
of
new
information,
future
developments
or
otherwise.
We
caution
you
that
actual
outcomes
and
results
may
differ
materially
from
what
is
expressed,
implied
or
forecasted
by
the
Company’s
forward-looking
statements.
This
presentation
includes
certain
non-GAAP
financial
measures,
including
EBITDA,
Adjusted
EBITDA
and
Hotel
Operating
Margin.
These
non-GAAP
financial
measures
should
be
considered
only
as
supplemental
to,
and
not
as
superior
to,
financial
measures
prepared
in
accordance
with
U.S.
GAAP.
Please
refer
to
the
Appendix
of
this
presentation
for
a
reconciliation
of
the
non-GAAP
financial
measures
included
in
this
presentation
to
the
most
directly
comparable
financial
measures
prepared
in
accordance
with
U.S.
GAAP.

See Appendix for Adjusted EBITDA and Hotel Operating Margin Calculation
Q2 Results Highlights
Revenue Per Available Room (“RevPAR”)
Average Daily Rate
(“ADR”)
Occupancy (%)
+6.1%
+8.5%
-170bps
Adjusted
EBITDA
1
(Millions)
Hotel
Operating
Margin
1
(%)
Net Income (Millions)
+8.7%
+270bps
+40.0%
$45.69
$48.49
Q2 2014
Q2 2015
$57.98
$62.90
Q2 2014
Q2 2015
78.8%
77.1%
Q2 2014
Q2 2015
$157.9
$171.7
Q2 2014
Q2 2015
$46.3
$64.8
Q2 2014
Q2 2015
54.4%
57.1%
Q2 2014
Q2 2015
1

400
350
300
250
200
8
374
Q1 2015
Q2 2015

700
600
500
400
300
200
100
0
8
37
49
9
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Renovated
Start Renovations
Unrenovated

160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
Q1 A
Q2 A
Q3 A/Fcst
Q4 A/Fcst
2014
2015

Renovation Update
Completed 8 renovations in April 2015 and began next Phase
in June 2015 which will be completed by early 2016
382 Completed Renovations at end of Q2
Renovation Timeline
Renovation
Room
Night
Displacement
Outlook

Segmentation Data
Q2 2015 Length of Stay Revenue Mix
Q2 2015 RevPAR
Growth by Property Type
Renovated as of 03/31/2015
Q2 2015 Contribution to Revenue Growth
by Length of Stay
1-6
Nights
33%
30+
Nights
44%
7-29
Nights
23%
1-6 Nights
47%
7-29
Nights
29%
30+
Nights
24%
Property Status
RevPAR
ADR
Occupancy
Renovated
1
7.6%
9.2%
-110 bps
Unrenovated
2.9%
5.9%
-220 bps
Under Renovations
-0.3%
6.1%
-450 bps
Total
6.1%
8.5%
-170 bps
1

Distribution, Cash Balance and Net Debt Ratio
Quarterly
Paired
Share
Distribution
1
+13.3%
Net Debt/TTM Adjusted
EBITDA Ratio
Distribution dates of August 27, 2015 and August 28, 2014
Includes Unrestricted and Restricted Cash
Cash
Balance
(Millions)
2
4.7X
4.5X
Q1 2015
Q2 2015
$0.15
$0.17
Q2 2014
Q2 2015
$248.8
$260.0
Q1 2015
Q2 2015
¹
2

Q3
and
Full
Year
2015
Outlook
1
(In Millions)
Revenue
1,280
$
to
1,295
$
Adjusted EBITDA
595
$
605
$
Depreciation & Amortization
215
$
205
$
Net Interest Expense
140
$
137
$
Effective Tax Rate
23%
22%
Net Income
171
$
192
$
Capital Expenditures
190
$
210
$
Full Year 2015 Outlook
(In Millions)
Revenue
355
$
to
362
$
Adjusted EBITDA
174
$
179
$
Q3 2015
1
Outlook as of July 30, 2015

8 APPENDIX

Non-GAAP Reconciliation of Net Income to EBITDA and Adjusted EBITDA
For the Three and Six Months Ended June 30, 2015 and 2014
2015
2014
2015
2014
$       64,805
46,284
$
Net income
$       92,665
62,365
$
35,501
46,539
Interest expense, net
66,818
83,087
17,852
14,158
Income tax expense
26,826
19,217
50,529
46,950
Depreciation and amortization
99,712
92,277
168,687
153,931
EBITDA
286,021
256,946
2,803
2,429
Non-cash equity-based compensation
4,919
4,890
(873)
(736)
Other non-operating (income) expense
892
1,779
1,101
(1)
2,307
(2)
Other expenses
2,744
(3)
6,592
(4)
171,718
$
157,931
$
Adjusted EBITDA
294,576
$
270,207
$
8.7%
Adjusted EBITDA % growth
9.0%
(4)
Includes public company transition costs of approximately $2.4 million, including approximately $0.9 million in costs incurred in connection with the preparation of the registration statement filed on June 10, 2014, consulting fees of approximately $1.9 million related to the implementation of certain key strategic initiatives, including review of our corporate infrastructure, and loss on disposal of assets of approximately $2.3 million.
(3)
Includes costs incurred in connection with the preparation of the registration statement filed on June 5,
2015 of approximately $0.7 million and loss on disposal of assets of approximately $2.0 million.
Three Months Ended
June 30,
Six Months Ended
June 30,
(1)
Includes costs incurred in connection with the preparation of the registration statement filed on June 5,
2015 of approximately $0.7 million and loss on disposal of assets of approximately $0.4 million.
(2)
Includes public company transition costs of approximately  $1.3 million, including approximately $0.9 million in costs incurred in connection with the preparation of the registration statement filed on June 10, 2014, consulting fees of approximately $0.5 million related to the implementation of certain key strategic initiatives, including review of our corporate infrastructure, and loss on disposal of assets of approximately $0.5 million.
(Unaudited)
(In thousands)

Non-GAAP Reconciliation of Hotel Operating Profit and Hotel Operating Margin
For the Three and Six Months Ended June 30, 2015 and 2014
2015
2014
% Variance
2015
2014
% Variance
335,384
$
317,087
$
5.8%
Room revenues
618,682
$
583,316
$
6.1%
4,927

4,827

2.1%
Other hotel revenues
9,220

8,914

3.4%
340,311

321,914

5.7%
Total hotel revenues
627,902

592,230

6.0%
146,034

146,753

(0.5)%
Hotel operating expenses
(1)
289,455

286,842

0.9%
194,277
$
175,161
$
10.9%
Hotel Operating Profit
338,447
$
305,388
$
10.8%
57.1%
54.4%
270 bps
Hotel Operating Margin
53.9%
51.6%
230 bps
(1)
  Excludes loss on disposal of assets of approximately $0.4 million, $0.5 million, $2.0 million and $2.3 million, respectively.
(In thousands)
(Unaudited)
Six Months Ended
June 30,
Three Months Ended
June 30,